                                                                   Exhibit 10.32


                           AMENDMENT NO. 2 AND WAIVER

                  This AMENDMENT NO. 2 AND WAIVER, dated as of May 1, 2007 (this "AMENDMENT"), is entered into by and among DURA OPERATING CORP., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (the "COMPANY"), DURA AUTOMOTIVE SYSTEMS, INC., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code ("HOLDINGS"), certain SUBSIDIARIES OF HOLDINGS AND COMPANY, each a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, as Guarantors, the lenders from time to time party to the Term Loan DIP Credit Agreement (as defined below) (the "LENDERS"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent (together with its permitted successors in such capacity, the "ADMINISTRATIVE AGENT"), as Collateral Agent and as Sole Book Runner, Joint Lead Arranger and Syndication Agent, BARCLAYS CAPITAL, the investment banking division of Barclays Bank PLC, as Joint Lead Arranger and Documentation Agent, and BANK OF AMERICA, as Issuing Bank and Credit-Linked Deposit Bank.

                                    RECITALS:

                  WHEREAS, Company, Holdings, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Senior Secured Super-Priority Debtor in Possession Term Loan and Guaranty Agreement, dated as of October 31, 2006 (as amended as of the date hereof, as amended hereby and as further amended, modified or restated from time to time, the "TERM LOAN DIP CREDIT AGREEMENT"). Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Term Loan DIP Credit Agreement;

                  WHEREAS, the Company has notified the Administrative Agent that it will be unable to deliver its annual financial statements within 120 days after the end of its Fiscal Year with respect to the fiscal year ended December 31, 2006, as required by Section 5.1(c) (Annual Financial Statements) of the Term Loan DIP Credit Agreement;

                  WHEREAS, the Company acknowledges that its failure to comply with Section 5.1(c) (Annual Financial Statements) of the Term Loan DIP Credit Agreement would result in a Default (such Default, together with any Default or Event of Default that may exist by reason of any failure to deliver notice of such Default pursuant to Section 5.1(f) (Notice of Default) of the Term Loan DIP Credit Agreement, together, the "SPECIFIED EVENTS OF DEFAULT");

                  WHEREAS, the Company has requested that the Administrative Agent and the Requisite Lenders (i) waive the Specified Events of Default and
(ii) grant to the Company an extension of the period for delivery of the required annual financial statements with respect to the fiscal year ended December 31, 2006 as referenced above and comply in all other respects with
Section 5.1(c) (Annual Financial Statements) of the Term Loan DIP Credit Agreement, in each case, until July 17, 2007 (the "EXTENSION");

                  WHEREAS, concurrently with the execution of this Amendment, the Company, Holdings, the Revolving Administrative Agent, and the various lenders under the Revolving DIP Credit Agreement will have entered into that certain Amendment No. 1 and Waiver to the Revolving DIP Credit Agreement, dated as of the date hereof (the "REVOLVING DIP FIRST AMENDMENT"); and

                  WHEREAS, the Administrative Agent and the Requisite Lenders have agreed to (i) waive the Specified Events of Default, (ii) consent to the Extension as requested by the Company until July 17, 2007, (iii) amend Section 5.13(a) (Control Accounts; Approved Deposit Accounts) of the Term



AMENDMENT AGREEMENT

Loan DIP Credit Agreement to cure an inconsistency in such section and (iv) the other matters referred to herein, in each case subject to the terms set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. WAIVER AND CONSENT

         A. Waiver of Specified Events of Default. Effective as of the Effective Date (as defined in Section III hereof) and subject to the provisions of Section I-B (Consent to Extension of Delivery Date) hereof and the satisfaction (or due waiver) of the conditions set forth in Section III (Conditions Precedent to Effectiveness) hereof, the Administrative Agent and the Requisite Lenders hereby waive the Specified Events of Default until July 17, 2007; provided, however, that the waiver set forth in this Section I shall not excuse any failure to comply with any other provision of the Credit Agreement or other Credit Documents.

         B. Consent to Extension of Delivery Date. Solely with respect to (i) the Fiscal Year ended December 31, 2006, the Administrative Agent and the Requisite Lenders hereby consent to extend the delivery date under Section 5.1(c) (Annual Financial Statements) of the Term Loan DIP Credit Agreement until July 17, 2007. The Company agrees to deliver the financial statements required under Section 5.1(c) (Annual Financial Statements) of the Term Loan DIP Credit Agreement, together with all other documents and certificates required under the Term Loan DIP Credit Agreement to be delivered concurrently with delivery of the financial statements required under such Section, no later than July 17, 2007 and acknowledges that any failure to do so will constitute an Event of Default.

SECTION II. AMENDMENTS

         Amendment to the Term Loan DIP Credit Agreement. Section 5.13(a) (Control Accounts; Approved Deposit Accounts) of the Term Loan DIP Credit Agreement is hereby amended by (a) replacing the word "and" immediately before clause (z) thereof with "," and (b) adding the following at the end of clause
(z) thereof: "and (aa) maintain any Deposit Account in which the Company maintains any Investment permitted by Section 6.7(h)".

SECTION III. CONDITIONS PRECEDENT TO EFFECTIVENESS

         The effectiveness of each of (i) the waiver and consent set Forth in
Section I hereof and (ii) the amendment set forth in Section II hereof is subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the "EFFECTIVE DATE"):

         (a) the Administrative Agent shall have received this Amendment, duly executed by each of the Credit Parties, the Administrative Agent and the Requisite Lenders;

         (b) the Administrative Agent shall have received the Revolving DIP First Amendment, duly executed by each of the parties thereto;

         (c) the Administrative Agent shall have received such additional documents, instruments and information as the Administrative Agent may reasonably request; and

         (d) the representations and warranties set forth in Section IV shall be true and correct as of the Effective Date.



AMENDMENT AGREEMENT

SECTION IV. REPRESENTATIONS AND WARRANTIES

                  The Company and each other Credit Party hereby represents and warrants that:


                  A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby in all material respects, and perform its obligations under the Term Loan DIP Credit Agreement and the other Credit Documents, in each case in all material respects.

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment has been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.

                  C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment does not and will not (a) violate any provision of any material law or any material governmental rule or regulation applicable to Holdings or any of its Subsidiaries, any of the Organizational Documents of Holdings or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government in any jurisdiction binding on Holdings or any of its Subsidiaries; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Material Contract of Holdings or any of its Subsidiaries; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties, and the Liens securing the Revolving Credit Obligations); or (d) require any material approval of stockholders, members or partners or any material approval or material consent of any Person under any Material Contract of Holdings or any of its Subsidiaries, except for such material approvals or material consents which will be obtained on or before the Effective Date and disclosed in writing to Lenders and such material approvals or material consents required to be obtained in the ordinary course of business.

                  D. GOVERNMENTAL CONSENTS. No action, consent or approval of or notice to, registration or other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Term Loan DIP Credit Agreement and the other Credit Documents.

                  E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM TERM LOAN DIP CREDIT AGREEMENT. The representations and warranties contained in
Section 4 of the Term Loan DIP Credit Agreement are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.


AMENDMENT AGREEMENT

SECTION V. ACKNOWLEDGMENT AND CONSENT

         Each of Holdings and certain Subsidiaries of the Company has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Term Loan DIP Credit Agreement and the Collateral Documents subject to the terms and provisions of the Term Loan DIP Credit Agreement and the Collateral Documents. Each of Holdings and certain Subsidiaries of the Company who have guaranteed the Obligations are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Term Loan DIP Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Term Loan DIP Credit Agreement and this Amendment and consents to the amendment and waiver of the Term Loan DIP Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Term Loan DIP Credit Agreement and the Collateral Documents.

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

         The Company and each Credit Support Party acknowledges and agrees that, except as expressly provided herein, nothing in the Term Loan DIP Credit Agreement, the Pledge and Security Agreement, this Amendment or any other Credit Document shall be deemed to constitute an amendment to or waiver of any Default or Event of Default (other than the Specified Events of Default), or an indication of the Administrative Agent's or Lender's willingness to amend or waive, any other provisions of the Credit Documents.

SECTION VI. MISCELLANEOUS

                  A. BINDING EFFECT. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders.

                  B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  C. REFERENCE TO TERM LOAN DIP CREDIT AGREEMENT. On and after the Effective Date, each reference in the Term Loan DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Term Loan DIP Credit Agreement, and each reference in the other Credit Documents to the "Term Loan DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the Term Loan DIP Credit Agreement shall mean and be a reference to the Term Loan DIP Credit Agreement as amended by this Amendment.


AMENDMENT AGREEMENT

                  D. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this Amendment, the Term Loan DIP Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  F. EXECUTION. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Term Loan DIP Credit Agreement or any of the other Credit Documents.

                  G. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                  H. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.

                  H. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  I. CREDIT DOCUMENT. This Amendment is a Credit Document (as defined in the Term Loan DIP Credit Agreement).



           [The remainder of this page is intentionally left blank.]


AMENDMENT AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    DURA AUTOMOTIVE SYSTEMS, INC.
                                    DURA OPERATING CORP.
                                    DURA SPICEBRIGHT, INC.
                                    ADWEST ELECTRONICS, INC.
                                    ATWOOD AUTOMOTIVE, INC.
                                    ATWOOD MOBILE PRODUCTS, INC.
                                    CREATION GROUP HOLDINGS, INC
                                    CREATION GROUP, INC.
                                    CREATION GROUP TRANSPORTATION,
                                      INC.
                                    CREATION WINDOWS, INC.
                                    DURA AUTOMOTIVE SYSTEMS CABLE
                                      OPERATIONS, INC.
                                    DURA AUTOMOTIVE SYSTEMS OF INDIANA, INC.
                                    DURA GLOBAL TECHNOLOGIES, INC.
                                    KEMBERLY, INC.
                                    MARK I MOLDED PLASTICS OF
                                     TENNESSEE, INC.
                                    SPEC-TEMP., INC.
                                    UNIVERSAL TOOL & STAMPING
                                     COMPANY, INC.


                                    By:
                                        -----------------------------------
                                    Name:
                                    Title:




                 [SIGNATURE PAGE TO AMENDMENT No. 2 AND WAIVER]

                                       DURA SHIFTER L.L.C.



                                       By: DURA OPERATING CORP.,
                                       Its: SOLE MEMBER

                                       By:
                                           ----------------------------------
                                       Name:
                                       Title:


                                       DURA AIRCRAFT OPERATING COMPANY, LLC



                                       By: DURA OPERATING CORP.,
                                       Its: SOLE MEMBER

                                       By:
                                           ----------------------------------
                                       Name:
                                       Title:


                                       DURA BRAKE SYSYEMS, L.L.C.



                                       By: DURA OPERATING CORP.,
                                       Its: SOLE MEMBER

                                       By:
                                           ----------------------------------
                                       Name:
                                       Title:


                                       DURA CABLES NORTH LLC


                                       By: ATWOOD AUTOMOTIVE, INC.,
                                       Its: SOLE MEMBER

                                       By:
                                           ----------------------------------
                                       Name:
                                       Title:



                 [SIGNATURE PAGE TO AMENDMENT No. 2 AND WAIVER]

                                       DURA CABLES SOUTH LLC


                                       By: ATWOOD AUTOMOTIVE, INC.,
                                       Its: SOLE MEMBER

                                       By:
                                           ----------------------------------
                                       Name:
                                       Title:



                                       DURA FREMONT L.L.C.
                                       DURA GLADWIN L.L.C.
                                       DURA MANCELONA L.L.C.
                                       DURA SERVICES L.L.C.


                                       By:
                                           ----------------------------------
                                       Name:
                                       Title:


                 [SIGNATURE PAGE TO AMENDMENT No. 2 AND WAIVER]

                                      CREATION WINDOWS, LLC
                                      KEMBERLY, LLC


                                      By:
                                           ----------------------------------
                                      Name:
                                      Title:



                                      AUTOMOTIVE AVIATION PARTNERS, LLC



                                      By: DURA AIRCRAFT OPERATING COMPANY, LLC,
                                      Its: MANAGING MEMBER

                                      By: DURA OPERATING CORP.,
                                      Its: SOLE MEMBER

                                      By:
                                           ----------------------------------
                                      Name:
                                      Title:



                                      DURA G.P.



                                      By: DURA OPERATING CORP.,
                                      Its: MANAGING GENERAL PARTNER

                                      By:
                                           ----------------------------------
                                      Name:
                                      Title:



                 [SIGNATURE PAGE TO AMENDMENT No. 2 AND WAIVER]

                                      TRIDENT AUTOMOTIVE, L.P.



                                      By: TRIDENT AUTOMOTIVE LIMITED, Its:
                                      GENERAL PARTNER

                                      By:
                                           ----------------------------------
                                      Name:
                                      Title:



                                      TRIDENT AUTOMOTIVE, L.L.C.



                                      By: TRIDENT AUTOMOTIVE CANADA, CO.,
                                      Its: MANAGING MEMBER

                                      By:
                                           ----------------------------------
                                      Name:
                                      Title:



                                      PATENT LICENSING CLEARINGHOUSE L.L.C.



                                      By: MARK I MOLDED PLASTICS OF
                                      TENNESSEE, INC.,
                                      Its: SOLE MEMBER

                                      By:
                                           ----------------------------------
                                      Name:
                                      Title:



                 [SIGNATURE PAGE TO AMENDMENT No. 2 AND WAIVER]

                                   DURA AUTOMOTIVE CANADA ULC


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   DURA AUTOMOTIVE SYSTEMS (CANADA), LTD.


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   DURA OPERATING CANADA LP, BY ITS GENERAL
                                   PARTNER, DURA AUTOMOTIVE SYSTEMS OF INDIANA,
                                   INC.


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   DURA ONTARIO, INC.


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   DURA CANADA LP, BY ITS GENERAL PARTNER,
                                   DURA ONTARIO, INC.


                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:


                                  DURA HOLDINGS ULC


                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:



                 [SIGNATURE PAGE TO AMENDMENT No. 2 AND WAIVER]

                                  DURA HOLDINGS CANADA LP, BY ITS GENERAL
                                  PARTNER, DURA HOLDINGS ULC


                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:


                                  TRIDENT AUTOMOTIVE LIMITED


                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:


                                  TRIDENT AUTOMOTIVE CANADA CO.


                                  By:
                                      ---------------------------------------
                                      Name:
                                      Title:




                 [SIGNATURE PAGE TO AMENDMENT No. 2 AND WAIVER]

                                 GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                 as Administrative Agent, Collateral Agent, Sole Bookrunner, Joint Lead Arranger, Syndication Agent and a Lender

                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:




                 [SIGNATURE PAGE TO AMENDMENT No. 2 AND WAIVER]

                          [NAME OF LENDER],
                           as a Lender under the Term Loan DIP Credit Agreement

                          By:
                             -------------------------------------------------
                             Name:
                             Title:



                 [SIGNATURE PAGE TO AMENDMENT No. 2 AND WAIVER]